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                                                                  EXHIBIT 10.28

                      FIRST AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made and entered into as of this 30th day of April, 2002, by and among PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation ("PSI"), PSYCHIATRIC SOLUTIONS OF ALABAMA, INC., a Tennessee corporation ("PS ALABAMA"), PSYCHIATRIC SOLUTIONS OF FLORIDA, INC., a Tennessee corporation ("PS FLORIDA"), PSYCHIATRIC SOLUTIONS OF TENNESSEE, INC., a Tennessee corporation ("PS TENNESSEE"), SOLUTIONS CENTER OF LITTLE ROCK, INC., a Tennessee corporation ("LITTLE ROCK"), PSYCHIATRIC SOLUTIONS OF NORTH CAROLINA, INC., a Tennessee corporation ("PS NORTH CAROLINA"), PSI COMMUNITY MENTAL HEALTH AGENCY MANAGEMENT, INC., a Tennessee corporation ("PSI COMMUNITY"), PSI-EAP, INC., a Delaware corporation ("PSI-EAP"), SUNSTONE BEHAVIORAL HEALTH, INC., a Tennessee corporation ("SUNSTONE"), THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC., a Tennessee corporation ("COUNSELING CENTER"), PSI HOSPITALS, INC., a Delaware corporation ("PSI HOSPITALS"), PSI TEXAS HOSPITALS, LLC, a Texas limited liability company ("TEXAS HOSPITALS"), PSYCHIATRIC PRACTICE MANAGEMENT OF ARKANSAS, INC., a Tennessee corporation ("PPM ARKANSAS"), TEXAS CYPRESS CREEK HOSPITAL, L.P., a Texas limited partnership ("CYPRESS CREEK"), TEXAS WEST OAKS HOSPITAL, L.P., a Texas limited partnership ("WEST OAKS"), NEURO INSTITUTE OF AUSTIN, L.P., a Texas limited partnership ("NEURO INSTITUTE") (individually and collectively, the "BORROWER"), CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CAPITALSOURCE"), as administrative agent and collateral agent for Lenders (in such capacities, the "AGENT"), and the Lenders.

                                    RECITALS

      A. WHEREAS, pursuant to the terms and subject to the conditions of that certain Revolving Credit and Term Loan Agreement, dated as of November 30, 2001 among Agent, the Lenders and Borrower (such Revolving Credit and Term Loan Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "LOAN AGREEMENT"), the Borrower was provided a Term Loan in the amount of $15,656,305 and a Revolving Loan Facility in an aggregate amount not to exceed $17,500,000;

      B. WHEREAS, Borrower has requested Lenders to add a $1,200,000 Bridge Facility as a sub-facility of the Revolving Loan Facility; and

      C. WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Loan Agreement as hereinafter provided.

                                    AGREEMENT

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      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

      The Loan Agreement is hereby amended as follows:

      2.01 AMENDMENT TO VARIOUS SECTIONS. Effective as of the date of this Amendment, each reference in the Loan Agreement to "the Enterprise Facility and the Overadvance Facility" and "Enterprise Facility and Overadvance Facility" shall be a reference to "the Enterprise Facility, the Overadvance Facility and the Bridge Facility." Each reference in the Loan Agreement to "Enterprise Facility or Overadvance Facility" and "Overadvance Facility or Enterprise Facility" shall be a reference to "Enterprise Facility, Overadvance Facility or Bridge Facility."

      2.02 NEW SECTION 2.17. Effective as of the date of this Amendment, a new
Section 2.17 shall be added to the Loan Agreement to read in its entirety as follows:

            2.17 Bridge Facility Any contrary provision of this Agreement notwithstanding, each Lender agrees to make its Pro Rata Share of one Advance to Borrower under the Bridge Facility in the amount of $1,200,000 on April 30, 2002, so long as the proceeds of the Advance pursuant to this
      Section 2.17 are used solely for the repayment of Subordinated Debt payable to Acacia Venture Partners, L.P., South Pointe Venture Partners, L.P., Oak Investment Partners VII, L.P., Oak VII Affiliates Fund, L.P. and FCA Venture Partners II, L.P. (the "BRIDGE FACILITY"). The Advance pursuant to the Bridge Facility shall be subject to the same terms and conditions as any other Advance under the Revolving Facility, except that
      (i) the rate of interest applicable thereto shall be payable monthly in arrears on the first day of each calendar month at an annual rate of Prime Rate plus 6.0%; provided, however, that, notwithstanding any provision of any Loan Document, the interest rate on the outstanding Advance under the Bridge Facility shall be not less than 11.0%, (ii) the Advance under the Bridge Facility must be fully repaid by Borrower on or before July 30, 2002, and (iii) the Advance under the Bridge Facility is not a revolving credit facility and any repayment thereof may not be reborrowed.

      2.03 AMENDMENT TO UNUSED LINE FEE. Effective as of the date of this Amendment, Section 3.2 shall be amended and restated as follows:

            3.2 Unused Line Fee. Borrower shall pay to Agent, for the ratable benefit of Lenders, an unused line fee (the "UNUSED LINE FEE") in an amount equal to 0.05% (per month) of the difference derived by subtracting
      (a) the daily average

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      amount of the balances under the Revolving Facility (excluding the unpaid balance of the Bridge Facility) outstanding during the preceding month, from (b) the Facility Cap. The Unused Line Fee shall be payable monthly in arrears on the first day of each successive calendar month (starting with the month in which the Closing Date occurs).

      2.04 AMENDMENT OF DEFINITION OF "ADVANCES". Effective as of the date of this Amendment, the definition of "Advances" set forth in Appendix A to the Loan Agreement shall be amended and restated as follows:

            ADVANCES shall mean, individually and/or collectively, (a) a borrowing under the Revolving Facility, (b) a borrowing under the Enterprise Facility, (c) a borrowing under the Overadvance Facility, and
      (d) the borrowing under the Bridge Facility. Any amounts paid by Agent or any Lender on behalf of Borrower or any Guarantor under any Loan Document shall be an Advance for purposes of the Agreement.

      2.05 FINANCIAL COVENANTS. Effective as of the date of this Amendment, Paragraphs 4 and 5 of Annex I are hereby amended and restated to read as set forth on Annex I attached hereto.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

      3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Lender:

            (a) Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto:

                  (i) This Amendment, duly executed by Borrower;

                  (ii) certified copies of the resolutions of the Board of
            Directors of Borrower authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by Borrower in connection herewith, along with a certificate of incumbency certified by the secretary of Borrower with specimen signatures of the officers of the Borrower who are authorized to sign such documents, all in form and substance satisfactory to Agent; and

                  (iii) All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

            (b) The representations and warranties contained herein and in the Loan Agreement and the other documents executed in connection with the Loan Agreement (herein referred to as "LOAN DOCUMENTS"), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

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            (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.

            (d) Borrower shall pay to Lenders a commitment fee of $12,000, and deliver to CapitalSource Holdings LLC the Warrant attached hereto as Exhibit "A," for providing the Bridge Facility.

            (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.

                                   ARTICLE IV
                                 LIMITED CONSENT

      4.01 LIMITED CONSENT. Subject to the satisfaction of the conditions precedent in Article III of this Amendment and to the other terms, conditions and provisions of this Amendment, Agent and Lenders hereby consent to the payment of the Subordinated Debt payable to Acacia Venture Partners, L.P., South Pointe Venture Partners, L.P., Oak Investment Partners VII, L.P., Oak VII Affiliates Fund, L.P. and FCA Venture Partners II, L.P. with the proceeds of the Advance under the Bridge Facility.

      4.02 NO OTHER CONSENT OR WAIVER. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a consent or waiver by Agent or Lenders of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument among the Borrower, Agent and Lenders, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by the Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or Lenders to thereafter demand strict compliance therewith.

                                   ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      5.02 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership or limited liability company action (as applicable) on the part of the Borrower and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Borrower that are corporations or the limited partnership agreements or certificates of limited partnership of the Borrower that are limited partnerships or the articles of formation/organization,


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regulations or limited liability company agreements of the Borrower that are limited liability companies; (b) each of the Borrower's Board of Directors (or the general partner of the applicable limited partnership) or the members or the Board of Managers of the applicable limited liability company has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lenders; (e) the Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (f) the Borrower has not amended their Articles (or Certificates) of Incorporation or their Bylaws or similar organizational documents since the date of the Loan Agreement, except as otherwise disclosed to Agent.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

      6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent and Lenders or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

      6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

      6.03 EXPENSES OF AGENT AND LENDERS. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent and Lenders, or their Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of legal counsel, and all costs and expenses incurred by Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of legal counsel.

      6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

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      6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and Lenders.

      6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this Section 6.06, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

      6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

      6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      6.11 RELEASE BY THE BORROWER. THE BORROWER HEREBY ACKNOWLEDGES THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS AND THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASED PARTIES"), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR

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UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT
LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


              [The Remainder of this Page Intentionally Left Blank]


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      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                          BORROWER:

                          PSYCHIATRIC SOLUTIONS, INC.
                          PSYCHIATRIC SOLUTIONS OF ALABAMA, INC.
                          PSYCHIATRIC SOLUTIONS OF FLORIDA, INC.
                          PSYCHIATRIC SOLUTIONS OF TENNESSEE, INC.
                          SOLUTIONS CENTER OF LITTLE ROCK, INC.
                          PSYCHIATRIC SOLUTIONS OF NORTH CAROLINA, INC.
                          PSI COMMUNITY MENTAL HEALTH AGENCY MANAGEMENT, INC. PSI-EAP, INC.
                          SUNSTONE BEHAVIORAL HEALTH, INC.
                          THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC.
                          PSI HOSPITALS, INC.
                          PSI TEXAS HOSPITALS, LLC
                          PSYCHIATRIC PRACTICE MANAGEMENT OF ARKANSAS, INC.

                          By:      /s/ Steven T. Davidson
                                   ----------------------------------------
                          Name:    Steven T. Davidson
                                   ----------------------------------------
                          Title:   Vice President
                                   ----------------------------------------
                          TEXAS CYPRESS CREEK HOSPITAL, L.P.
                          By:      PSI Texas Hospitals, LLC, its general partner

                                   By:      /s/ Steven T. Davidson
                                            ----------------------------------
                                   Name:    Steven T. Davidson
                                            ----------------------------------
                                   Title:   Vice President
                                            ----------------------------------

                          TEXAS WEST OAKS HOSPITAL, L.P.
                          By:      PSI Texas Hospitals, LLC, its general partner

                                   By:      /s/ Steven T. Davidson
                                            ----------------------------------
                                   Name:    Steven T. Davidson
                                            ----------------------------------
                                   Title:   Vice President
                                            ----------------------------------

                          NEURO INSTITUTE OF AUSTIN, L.P.
                          By:      PSI Texas Hospitals, LLC, its general partner

                                   By:      /s/ Steven T. Davidson
                                            ----------------------------------
                                   Name:    Steven T. Davidson
                                            ----------------------------------
                                   Title:   Vice President
                                            ----------------------------------

                          AGENT AND LENDER:

                          CAPITALSOURCE FINANCE LLC

                          By:      /s/ Keith D. Reuben
                                   --------------------------------------
                          Name:    Keith D. Reuben
                                   --------------------------------------
                          Title:   Director
                                   --------------------------------------

                                     ANNEX I

                               FINANCIAL COVENANTS

      1) MINIMUM DEBT SERVICE COVERAGE

      At the time of the Closing, the making of the Initial Advance and the funding of the Term Loan and as of the last day of each Monthly Test Period before May 1, 2002 and after July 31, 2002, the Debt Service Coverage Ratio Coverage shall not be less than 1.90:1.00. As of the last day of each Monthly Test Period from May 1, 2002 through and including July 31, 2002, the Debt Service Coverage Ratio shall not be less than 2.0:1.00.

      2) MINIMUM EBITDA

      At the time of Closing, the making of the Initial Advance, the funding of the Term Loan and as of the last day of each Monthly Test Period through and including April 30, 2002 and after July 31, 2002, Borrower shall not permit its EBITDA for each Monthly Test Period, to be less than an annualized amount equal to $3,500,000. As of the last day of each Monthly Test Period from May 1, 2002 through and including July 31, 2002, Borrower shall not permit its EBITDA for each Monthly Test Period to be less than an annualized amount equal to $5,500,000. For purposes of this financial covenant, the term "EBITDA" of any Person shall relate solely to the Unit Management Division and shall be calculated giving effect to overhead allocated to the Unit Management Division.

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                                   EXHIBIT "A"

                                     WARRANT

                                 (See Attached)